                                                                    Exhibit 10.5


                                EMPLOYMENT AGREEMENT
                                --------------------

              This Agreement is entered into by and between Securities Software & Consulting, Inc. (the "Company") and William C. Stone (the "Employee").

              WHEREAS, the Company wishes to employ the Employee, and the Employee wishes to be employed by the Company, and the parties wish to set forth the terms and conditions of employment;

              NOW THEREFORE, in consideration of the mutual agreements set forth herein, the parties agree as follows:

              1.   Employment and Duties.  Subject to the terms hereof, the
                   ---------------------
         Company employs the Employee to serve as its chief executive and operating officer, in the positions of President and Chairman of the Board of Directors, and the Employee accepts such employment and agrees to devote his entire time, best efforts and energies to the business of the Company and agrees to perform such reasonable responsibilities and duties as may be assigned to him from time to time by the Board of Directors. Employee agrees that he will not engage in any other employment, occupation or management activity while employed by the Company.

              2.   Term; Termination of Prior Agreement.
                   ------------------------------------

                   (a)  Effective Date.  This Agreement shall be effective
                        --------------
         and binding upon the parties when fully executed. It is anticipated that such execution will occur in March 1996. The term of the Agreement shall commence on the date of such execution (the "Commencement Date"), and shall end on March 28, 1999 (subject to earlier termination or renewal as hereinafter provided), with the Employee's compensation as provided in Section 3 determined pro rata based on a $250,000 per year base salary for any period of employment prior to January 1, 1997 or any other such period not comprising a full calendar year.

                   (b)  Termination of Prior Agreement.  As of the
                        ------------------------------
         Commencement Date, the Employment Agreement between the Company and the Employee dated September 25, 1990 (the "Prior Agreement") shall be terminated in its entirety and of no further force or effect.

                   (c)  Renewal.  After the initial three-year term, this
                        -------
         Agreement shall be automatically renewed for additional one-year periods on the same terms and conditions (except as may be otherwise mutually agreed to in writing) unless either party gives the other written notice of non-renewal at least three months prior to the expiration date of the then current term.
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              3.   Compensation.
                   ------------

                   (a)  Base Salary.  During the term of this Agreement,
                        -----------
         the Company shall pay the Employee a minimum annual base salary, before deducting applicable withholding, of $250,000 (subject to increase as may be approved by the Board of Directors of the Company or an appropriate committee thereof and agreed to by the Employee in writing), payable at the times and in the manner dictated by the Company's standard payroll policies.

                   (b)  Incentive Compensation.  It is contemplated that
                        ----------------------
         the Company will maintain an incentive compensation arrangement for certain management employees of the Company, and that the Employee shall be entitled to participate therein in accordance with the terms and conditions thereof in addition to the base salary as provided for in Paragraph 3(a). In the absence of such an incentive compensation arrangement, the Company shall pay the Employee, in addition to the base salary as provided for in Paragraph 3(a), annual incentive compensation in an amount determined by the Board of Directors of the Company or an appropriate committee thereof, in its respective sole discretion, in all cases before applicable withholdings, payable no later than 90 days after the Company's fiscal year end.

              4.   Fringe Benefits.
                   ---------------

                   (a)  Participation in Benefit Plans.  The Employee shall
                        ------------------------------
         be entitled to participate in, and receive benefits under, all of the Company's employee benefit plans and arrangements in effect on the Commencement Date for as long as such plans and arrangements may remain in effect (including, without limitation, participation in any pension, profit sharing, stock bonus plan or stock option plan adopted by the Company, and all group life, health, disability plans and other insurance) or any substitute or additional plans, policies or arrangements made available in the future to some or all employees of the Company, subject to, and on a basis consistent with, the terms, conditions and overall administration of such plans, policies and arrangements. Nothing paid to, or on behalf of, the Employee under any plan, policy or arrangement presently in effect or made available in the future shall be deemed to be in lieu of other compensation to be paid to the Employee as described in Section 3.

                   (b)  Vacations.  The Employee shall be entitled to six
                        ---------
         (6) weeks of vacation with pay each year, which may be accrued for a maximum of one year if not taken.

                   (c)  Additional Benefits.  The Board of Directors of the
                        -------------------
         Company may from time to time approve the granting of additional benefits to the Employee including, but not limited to, life

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         and/or disability insurance, car allowance or company car, or membership in health, business or social and/or other clubs, associations or organizations.

              5.   Expense Reimbursement.
                   ---------------------

              Business Expenses.  In addition to the compensation and
              -----------------
         benefits provided in Sections 3 and 4 hereof, the Company shall, upon receipt of appropriate documentation, reimburse the Employee each month for his reasonable travel, lodging, entertainment, promotion and other ordinary and necessary business expenses.

              6.   Termination.
                   -----------

                   (a)  Non-renewal (The "Separation Agreement").  If the
                        ----------------------------------------
         Company refuses to renew this Agreement, at the conclusion of the initial three-year term or any additional one-year term thereafter as provided in Paragraph 2(c), the Employee shall be entitled to the following:

              (1) His base annual salary, plus any incentive compensation to which he is entitled under Paragraph 3(b), his fringe benefits under Section 4 and expense reimbursements under Section 5, prorated for the period ending the final day of the Employee's employment.

              (2) Commencing the first day of the month immediately following the final day of the Employee's employment, an amount equal to the Employee's annual base salary at the time of non-renewal, payable without interest, in twelve equal monthly installments.

              (3) For a period of twelve months following the final day of the Employee's employment, the Company shall provide, at its own expense, health insurance as provided in Paragraph 4(a), but only for so long as the Employee is not employed on a full-time basis or is not self-employed on a full-time basis.

              (4) The foregoing Separation Agreement shall be in lieu of all further compensation to the Employee in the event of non-renewal of this Agreement on or after March 28, 1999.

                   (b)  For Cause.  The Company may terminate this
                        ---------
         Agreement for cause upon 14 days prior written notice to the Employee, in which event the Company shall be obligated to pay the Employee only his prorated base salary, fringe benefits (as provided in Section 4) and expense reimbursements (as provided in
         Section 5) for the period to the date of termination.  For

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         purposes of this Agreement, "cause" shall mean:  a material default or breach of Section 1, 7, 8 or 17 of this Agreement by the Employee; fraud, misappropriation or embezzlement or other illegal conduct in the performance of the Employee's duties hereunder; or willful misconduct or gross and continuing negligence in the performance by the Employee of his duties hereunder.

                   (c)  Disability.  In the event of any disability which
                        ----------
         makes the Employee unable to perform his duties hereunder for a period of six consecutive months, this Agreement shall terminate immediately, and the Employee or his legal representative shall be entitled to receive the compensation (including incentive compensation as provided in Paragraph 3(b), fringe benefits as provided in Section 4, and expense reimbursements as provided in
         Section 5) prorated for the period to the last day of the calendar month in which the termination occurs.

                   (d)  Death.  In the event of the Employee's death, this
                        -----
         Agreement shall terminate immediately, and the Employee's representatives shall be entitled to receive the compensation (including incentive compensation as provided in Paragraph 3(b), fringe benefits as provided in Section 4, and expense reimbursements as provided in Section 5) prorated for the period to the last day of the sixth full calendar month following the Employee's death.

              7.   Confidential Information; Developments.
                   --------------------------------------

                   (a) The Employee acknowledges that, in his capacity as an employee of the Company, he has occupied and will occupy a position of trust and confidence and he further acknowledges that he has had and will have access to and learn, and has assisted and will continue to assist in developing, a great deal of information about the Company and its operations that is confidential and proprietary, and not generally known in the industry. The Employee agrees that, except for information in the public domain or known to the Employee before his association with the Company (which association the parties hereby acknowledge to have commenced prior to the Commencement Date), all such information (the "Confidential Information") is proprietary, confidential and/ or a trade secret and is the sole property of the Company. The Employee will keep confidential, and will not reproduce, copy or disclose to any other person or firm, any Confidential Information, nor will the Employee advise, discuss with or in any way assist any other person or firm in obtaining or learning about any such Confidential Information. Accordingly, the Employee agrees that, at no time during the term of this Agreement, or afterwards, will he disclose, or permit or encourage anyone who is not an employee of the Company to disclose, nor will he utilize

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         any such Confidential Information, directly or indirectly, either alone or with others, outside the scope of his duties and responsibilities with the Company. Upon the termination of his employment, the Employee shall return to the Company all records and documents of or pertaining to the Company and shall not make or retain any copy or extract of any such record or document.

                   (b) The Employee will make full and prompt disclosure to the Company of all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by the Employee or under his direction or jointly with others during his employment by the Company, whether or not during normal working hours or on the premises of the Company (all of which are collectively referred to in this Agreement as "Developments").

                   (c) Employee agrees to assign and does hereby assign to the Company (or any person or entity designated by the Company) all his right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications, and shall promptly assign to the Company (or any person or entity designated by the Company) all such right, title and interest which becomes vested in the Employee by operation of law or otherwise. However, this Paragraph 7(c) shall not apply to Developments which do not relate to the present or planned business or research and development of the Company and which are made and conceived by the Employee not during normal working hours, not on the Company's premises and not using the Company's tools, devices, equipment or Confidential Information.

                   (d) Employee agrees to cooperate fully with the Company, both during and after his employment with the Company, with respect to the procurement, maintenance and enforcement of copyrights and patents (both in the United States and foreign countries) relating to Developments. Employee shall sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignment of priority rights, and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interests in any Development.

              8.   Covenants of Non-Competition.
                   ----------------------------

                   (a)  During Employment.  The Employee agrees that during
                        -----------------
         the term of his employment by the Company he will devote all his business time and effort to and give undivided loyalty to the Company. He will not engage in any way whatsoever, directly or indirectly, in any business that is competitive with the Company or its affiliates, nor solicit or in any other manner work for or

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         assist any business which is competitive to the Company or its affiliates. During the term of this Agreement, he will undertake no planning for or organization of any business activity competitive with the work he performs as an employee of the Company, and the Employee will not combine or conspire with other employees of the Company or with anyone else for the purpose of organizing any such competitive business activity.

                   (b)  After Employment.  The parties acknowledge that the
                        ----------------
         Employee will acquire much knowledge and information concerning the business of the Company and its affiliates as the result of his employment. The parties further acknowledge that the business in which the Company is engaged as of the date of execution of this Agreement is national in scope and very competitive, and is one in which few companies can successfully compete. Competition by the Employee in that business after this Agreement is terminated would severely injure the Company. Accordingly, the Employee agrees that for the applicable period as provided below, he will not: (1) become an employee, consultant, advisor, officer, director or shareholder of any firm or business that directly competes with the Company or its affiliates in the United States;
         (2) solicit the business of any person or entity which was at any time during the two years before such termination a customer of the Company or any of its affiliates; (3) seek to employ any person employed by the Company or any of its affiliates, or otherwise directly or indirectly induce such person to leave his or her employment. These restrictions shall apply for two years after this Agreement is terminated by the Company for cause as defined in Paragraph 6(b) or if the Employee voluntarily leaves the Company. If the Company refuses to renew this Agreement as provided in Paragraph 2(c), these restrictions shall apply for one year following the termination of the Agreement.

                   (c)  Modification.  The Company may at any time
                        ------------
         unilaterally reduce the scope of the restrictions as to time, geography and/or type of activity in this Section 8 by giving notice to the Employee, and such reduced restrictions shall be fully binding on the Employee. If any covenant in this Section 8 is determined by a court to be overly broad, thereby making the covenant unenforceable, the parties agree and it is their desire that such court shall substitute a reasonable judicially enforceable limitation in place of the offensive part of the covenant, and that as so modified the covenants shall be as fully enforceable as it set forth herein by the parties themselves in the modified form.

              9.   Enforcement.  The parties agree and acknowledge that the
                   -----------
         rights conveyed by this Agreement are of a unique and special nature and that the Company will not have an adequate remedy at law in the event of failure of the Employee to abide by its terms

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         and conditions nor will money damages adequately compensate for such injury. It is, therefore, agreed between the parties that in the event of breach by the Employee of his agreements contained in
         Section 7 or 8 of this Agreement, the Company shall have the rights, among other rights, to damages sustained thereby and to obtain an injunction or decree of specific performance from any court of competent jurisdiction to restrain or compel the Employee to perform as agreed herein. The Employee agrees that this
         Section 9, Section 7 and Sections 8(b) and (c) shall survive the termination of his employment for so long a period as the Company continues to conduct substantially the same business or businesses as it was conducting during the period of his employment, until the same shall lapse by virtue of the passage of time as provided in this Section 9, Section 7 and Sections 8(b) and 8(c). Nothing herein contained shall in any way limit or exclude any and all other rights granted by law or equity to the Company or to the Employee.

              10.  Amendment.  This Agreement contains, and its terms
                   ---------
         constitute, the entire agreement of the parties and supersedes all prior oral and written negotiations, understandings and agreements regarding the subject matter hereof; and except as expressly provided in Section 8(c) and Section 14, this Agreement may be amended only by a written document signed by both parties to this Agreement.

              11.  Governing Law.  This Agreement shall be governed by the
                   -------------
         internal laws of the State of Connecticut without giving effect to the conflicts of laws rules thereof.

              12.  Attorneys' Fees.  In the event either party finds it
                   ---------------
         necessary to employ legal counsel or to bring legal action or other proceedings against the other party to enforce any of the terms hereof, the party prevailing in any such action or other proceedings shall be paid its reasonable attorneys' fees and other expenses, including court costs, by the other party, all as determined by the court and not a jury.

              13.  Severability.  Should any provision hereof be deemed,
                   ------------
         for any reason whatsoever, to be invalid or inoperative, that provision shall be deemed modified so as to make it valid, or if it cannot be so modified, then severed, and any such modification or severance shall not affect the force and validity of the remaining provisions of this Agreement.

              14.  Notices.  Any notice, request or instruction to be given
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         hereunder shall be in writing and shall be deemed given when personally delivered or three days after being sent by certified mail, return receipt requested, postage prepaid, to the parties at

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         their respective addresses set forth below their signatures.
         Either party may change its address by notice to the other.

              15.  Captions.  The captions in this Agreement are for the
                   --------
         convenience of the parties and have no force or effect.

              16.  Waiver.  The waiver by any party of any provision of
                   ------
         this Agreement shall no operate or be construed as a wavier of any prior or subsequent breach by the other party.

              17.  Representations and Warranties.
                   ------------------------------

                   (a)  Pre-Existing Agreements.  The Employee represents
                        -----------------------
         and warrants to the Company that, except for the Prior Agreement,
         (i) he is not subject to any employment agreement which would prohibit his execution and performance of this Agreement, and (ii) he has not signed and is not bound by any other agreement containing covenants of non-competition or confidentiality, or any other restrictive covenant.

                   (b)  Licensure.  The Employee represents and warrants to
                        ---------
         the Company that to the best of his knowledge there are no events or circumstances in his personal background or associations with others which would result in the refusal to grant or cancellation or withdrawal of any license or registration required for the currently existing or contemplated operations of the Company.

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              IN WITNESS WHEREOF, the parties have executed this Agreement on March 28, 1996, to be effective as of the Commencement Date.

                                       COMPANY

                                       SECURITIES SOFTWARE & CONSULTING,
                                       INC.


                                       By:  /s/ William C. Stone
                                           -----------------------------
                                       Its:     President
                                           -----------------------------

                                       705 Bloomfield Avenue
                                       ---------------------------------
                                                 (Street Address)

                                       Bloomfield, CT 06002
                                       ---------------------------------
                                                (City, State, Zip)


                                       EMPLOYEE


                                        /s/ William C. Stone
                                       ---------------------------------
                                       William C. Stone

                                       705 Bloomfield Avenue
                                       ---------------------------------
                                                 (Street Address)

                                       Bloomfield, CT 06002
                                       ---------------------------------
                                                (City, State, Zip)

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